Form D

      SEC 1972 (6/99)Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

      ATTENTION
      Failure to file notice in the appropriate states will not result in a loss of the federal exemption. Conversely, failure to file the appropriate federal notice will not result in a loss of an available state exemption state exemption unless such exemption is predicated on the filing of a federal notice.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM D

NOTICE OF SALE OF SECURITIES
PURSUANT TO REGULATION D,
SECTION 4(6), AND/OR
UNIFORM LIMITED OFFERING EXEMPTION

Name of Offering (check if this is an amendment and name has changed, and indicate change.)
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common stock, $.0001 par value per share of Ramsin Product Development, Inc.
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      Filing Under (Check box(es) that
      apply):[x] Rule 504[  ] Rule 505[  ] Rule 506[  ] Section 4(6)[  ] ULOE

Type of Filing: [ x ] New Filing     [   ] Amendment
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A. BASIC IDENTIFICATION DATA
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1. Enter the information requested about the issuer
Name of Issuer (check if this is an amendment and name has changed, and indiciate change.)
Ramsin Product Development, Inc.
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Address of Executive Offices (Number and Street, City, State, Zip Code)
2450 W. Ridge Road, Suite 305, Rochester, NY 14626
              Telephone Number (Including Area Code)
(716) 225-1840
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Address of Principal Business Operations   (Number and Street, City, State, Zip
Code)     Telephone Number (Including Area Code)
(if different from Executive Offices)
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Brief Description of Business
The Issuer develops, markets, and licenses new products and inventions
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 Type of Business Organization
 [ x ] corporation [   ] limited partnership, already formed
 [   ]  other (please specify):
 [   ] business trust [   ] limited partnership, to be formed

     Month       Year
      02          95
Actual or Estimated Date of Incorporation
     [  ] Estimated
Jurisdiction of Incorporation or Organization: (Enter two-letter U.S.
Postal Service abbreviation for State: CN for
Canada; FN for other foreign jurisdiction)     [ N ] [ Y ]
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GENERAL INSTRUCTIONS
Federal:
Who Must File: All issuers making an offering of securities in reliance on an exemption under Regulation D or Section 4(6), 17 CFR 230.501 et seq. or 15 U.S.C. 77d(6).
When to File: A notice must be filed no later than 15 days after the first sale of securities in the offering. A notice is deemed filed with the U.S. Securities and Exchange Commission (SEC) on the earlier of the date it is received by the
SEC at the address given below or, if received at that address after the date on which it is due, on the date it was mailed by United States registered or certified mail to that address.
Where to File: U.S. Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549.
Copies Required: Five (5) copies of this notice must be filed with the SEC, one of which must be manually signed. Any copies not manually signed must be photocopies of manually signed copy or bear typed or printed signatures. Information Required: A new filing must contain all information requested. Amendments need only report the name of the issuer and offering, any changes thereto, the information requested in Part C, and any material changes from the information previously supplied in Parts A and B. Part E and the Appendix need not be filed with the SEC.
Filing Fee: There is no federal filing fee.
State:
This notice shall be used to indicate reliance on the Uniform Limited Offering Exemption (ULOE) for sales of securities in those states that have adopted ULOE and that have adopted this form. Issuers relying on ULOE must file a separate notice with the Securities Administrator in each state where sales are to be, or
have been made. If a state requires the payment of a fee as a precondition to the claim for the exemption, a fee in the proper amount shall accompany this form. This notice shall be filed in the appropriate states in accordance with state law. The Appendix in the notice constitutes a part of this notice and must
be completed.

                                ATTENTION
Failure to file notice in the appropriate states will not result in a loss of the federal exemption. Conversely, failure to file the appropriate federal notice will not result in a loss of an available state exemption unless such exemption is predicated on the filing of a federal notice.

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A. BASIC IDENTIFICATION DATA
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2. Enter the information requested for the following:
  Each promoter of the issuer, if the issuer has been organized within the past five years;

  Each beneficial owner having the power to vote or dispose, or direct the vote or disposition of, 10% or more of a class of equity securities of the issuer;

  Each executive officer and director of corporate issuers and of corporate general and managing partners of partnership issuers; and

  Each general and managing partner of partnership issuers.
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Check Box(es) that Apply: [  ] Promoter[x ] Beneficial Owner[ x] Executive
Officer[x ] Director[  ] General and/or Managing Partner
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Full Name (Last name first, if individual)
Douglas Ramsey
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Business or Residence Address (Number and Street, City, State, Zip Code)
2450 W. Ridge Road, Suite 305, Rochester, New York 14626
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Check Box(es) that Apply: [  ] Promoter[ x] Beneficial Owner
[ x] Executive  Officer[ x] Director[ x] General and/or Managing Partner
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Full Name (Last name first, if individual)
Russell Sinacori
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Business or Residence Address (Number and Street, City, State, Zip Code)
2450 W. Ridge Road, Suite 305, Rochester, New York 14626
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Check Box(es) that Apply: [  ] Promoter[  ] Beneficial Owner[  ] Executive
Officer[  ] Director[  ] General and/or Managing Partner
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Full Name (Last name first, if individual)

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Business or Residence Address (Number and Street, City, State, Zip Code)

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Check Box(es) that Apply: [  ] Promoter[  ] Beneficial Owner[  ] Executive
Officer[  ] Director[  ] General and/or Managing Partner
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Full Name (Last name first, if individual)

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Business or Residence Address (Number and Street, City, State, Zip Code)

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Check Box(es) that Apply: [  ] Promoter[  ] Beneficial Owner[  ] Executive
Officer[  ] Director[  ] General and/or Managing Partner
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Full Name (Last name first, if individual)

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Business or Residence Address (Number and Street, City, State, Zip Code)

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Check Box(es) that Apply: [  ] Promoter[  ] Beneficial Owner[  ] Executive
Officer[  ] Director[  ] General and/or Managing Partner
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Full Name (Last name first, if individual)

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Business or Residence Address (Number and Street, City, State, Zip Code)

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Check Box(es) that Apply: [  ] Promoter[  ] Beneficial Owner[  ] Executive
Officer[  ] Director[  ] General and/or Managing Partner
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Full Name (Last name first, if individual)

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Business or Residence Address (Number and Street, City, State, Zip Code)

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(Use blank sheet, or copy and use additional copies of this sheet, as necessary.)

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B. INFORMATION ABOUT OFFERING
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      1. Has the issuer sold, or does the issuer intend to sell, to
      non-accredited investors in this offering?........ Yes [ x   ]No [     ]
      Answer also in Appendix, Column 2, if filing under ULOE.
      2. What is the minimum investment that will be accepted from any individual?....................... No minimum
      3. Does the offering permit joint ownership of a single
      unit?..........................................Yes[ x   ]No[     ]
      4. Enter the information requested for each person
 who has been or will be
      paid or given, directly or indirectly, any commission or similar remuneration for solicitation of purchasers in connection with sales of securities in the offering. If a person to be listed is an associated person or agent of a broker or dealer registered with the SEC and/or with a state or states, list the name of the broker or dealer. If more than five (5) persons to be listed are associated persons of such a broker or dealer, you may set forth the information for that broker or dealer only.
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Full Name (Last name first, if individual)
First American Securities
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Business or Residence Address (Number and Street, City, State, Zip Code)
14 Franklin Street, Suite 600, Rochester, New York 14604
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Name of Associated Broker or Dealer
Sean Beard
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States in Which Person Listed Has Solicited or Intends to Solicit Purchasers
(Check "All States" or check individual States) .................. [     ]
      All States
 [AL] [AK] [AZ] [AR] [CA] [CO] [CT] [DE] [DC] [FL] [GA] [HI] [ID]
 [IL] [IN] [IA] [KS] [KY] [LA] [ME] [MD] [MA] [MI] [MN] [MS] [MO]
 [MT] [NE] [NV] [NH] [NJ] [NM] [NxY] [NC] [ND] [OH] [OK] [OR] [PA]
 [RI] [SC] [SD] [TN] [TX] [UT] [VT] [VA] [WA] [WV] [WI] [WY] [PR]
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Full Name (Last name first, if individual)

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Business or Residence Address (Number and Street, City, State, Zip Code)

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Name of Associated Broker or Dealer

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States in Which Person Listed Has Solicited or Intends to Solicit Purchasers
(Check "All States" or check individual States) .................. [     ]
All States
[AL] [AK] [AZ] [AR] [CA] [CO] [CT] [DE] [DC] [FL] [GA] [HI] [ID]
[IL] [IN] [IA] [KS] [KY] [LA] [ME] [MD] [MA] [MI] [MN] [MS] [MO]
[MT] [NE] [NV] [NH] [NJ] [NM] [NY] [NC] [ND] [OH] [OK] [OR] [PA]
[RI] [SC] [SD] [TN] [TX] [UT] [VT] [VA] [WA] [WV] [WI] [WY] [PR]
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Full Name (Last name first, if individual)

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Business or Residence Address (Number and Street, City, State, Zip Code)

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Name of Associated Broker or Dealer

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States in Which Person Listed Has Solicited or Intends to Solicit Purchasers
(Check "All States" or check individual States) .................. [     ]
All States
[AL] [AK] [AZ] [AR] [CA] [CO] [CT] [DE] [DC] [FL] [GA] [HI] [ID]
[IL] [IN] [IA] [KS] [KY] [LA] [ME] [MD] [MA] [MI] [MN] [MS] [MO]
[MT] [NE] [NV] [NH] [NJ] [NM] [NY] [NC] [ND] [OH] [OK] [OR] [PA]
[RI] [SC] [SD] [TN] [TX] [UT] [VT] [VA] [WA] [WV] [WI] [WY] [PR]
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(Use blank sheet, or copy and use additional copies of this sheet, as necessary.)
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C. OFFERING PRICE, NUMBER OF INVESTORS, EXPENSES AND USE OF PROCEEDS
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1. Enter the aggregate offering price of securities included in this offering and the total amount already sold. Enter "0" if answer is "none" or "zero." If the transaction is an exchange offering, check this box and indicate in the columns below the amounts of the securities offered for exchange and already exchanged.

Type of Security                           Aggregate   Amount Already
                                        Offering Price    Sold
Debt .......................             $____________ $____________
Equity .....................             $__150,000___ $____________
                    [ x   ] Common       [     ] Preferred
Convertible Securities (including warrants$___________ $____________
Partnership Interests .....              $____________ $____________
Other (Specify_________________________).$____________ $____________
 Total .....................             $_150,000____ $____________
      Answer also in Appendix, Column 3, if filing under ULOE.
2. Enter the number of accredited and non-accredited investors who have purchased securities in this offering and the aggregate dollar amounts of their purchases. For offerings under Rule 504, indicate the number of persons who have purchased securities and the aggregate dollar amount of their purchases on the total lines. Enter "0" if answer is "none" or "zero."


                                             Number Aggregate
                                          Investors Dollar Amount
                                                    of Purchases
Accredited Investors .............     _____0_____ $____0_______
Non-accredited Investors .........     _____0_____ $____0_______
Total (for filings under Rule 504 only) ____0_____ $____0_______
      Answer also in Appendix, Column 4, if filing under ULOE.

3. If this filing is for an offering under Rule 504 or 505, enter the information requested for all securities sold by the issuer, to date, in offerings of the types indicated, the twelve (12) months prior to the first sale of securities in this offering. Classify securities by type listed in Part C-Question 1.

Type of offering                          Type of    Dollar Amount
                                          Security   Sold
 Rule 505 ......................     ______________ $____________
 Regulation A ..................     ______________ $____________
 Rule 504 ......................     ______0_______ $______0_____
Total ..........................     ______0_______ $______0_____

4. a. Furnish a statement of all expenses in connection with the issuance and distribution of the securities in this offering. Exclude amounts relating solely to organization expenses of the issuer. The information may be given as subject to future contingencies. If the amount of an expenditure is not known, furnish an estimate and check the box to the left of the estimate.

Transfer Agent's Fees ............              [ ] $____________
Printing and Engraving Costs ...................[x] $______1,000_
Legal Fees .....................................[x] $____ 10,000_
Accounting Fees ................................[x] $______5,000_
Engineering Fees ...............................[ ] $____________
Sales Commissions
(specify finders' fees separately) .............[x] $_____15,000_
Other Expenses (identify) ________________......[ ] $____________
Total ..........................................[x] $___  36,000_
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c. OFFERING PRICE, NUMBER OF INVESTORS, EXPENSES AND USE OF PROCEEDS
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  b. Enter the difference between the aggregate offering price given in response to Part C - Question 1 and total expenses furnished in response to Part C - Question 4.a. This difference is the "adjusted gross proceeds
to the issuer." ............                        $ 119,000

5. Indicate below the amount of the adjusted gross proceeds to the issuer Used or proposed to be used for each of the purposes shown. If the amount for any purpose is not known, furnish an estimate and check the box to the left of the estimate. The total of the payments listed must equal the adjusted gross proceeds to the issuer set forth in response to Part C - Question 4.b above.

                                           Payments to Payments To
                                           Officers,   Others
                                           Directors,&
                                           Affiliates
 Salaries and fees .................. [ ] $   __0______[ ] $_  0_______
 Purchase of real estate ...........  [ ] $_________   [ ] $_________
 Purchase, rental or leasing and
 installation of machinery and
 equipment .......................... [ ] $_________   [ ] $_________
Construction or leasing of plant
buildings and facilities........      [x] $_16,000__   [ ] $_________
Acquisition of other businesses
(including the value of securities
 involved in this offering that may
 be used in exchange for the assets
 or securities of another issuer
pursuant to a merger) .............. [ ] $_________    [ ] $_________
Repayment of indebtedness .......... [ ] $_________    [ ] $_________
working capital .................... [x] $_43,000__    [ ] $_________
Other (specify):___inventory, patent_[ ] $_60,000__    [ ] $_________
application__________________________
_____________________________________[ ] $_________    [ ] $_________
Column Totals ...................... [x] $_119,000_    [ ] $_________
Total Payments Listed
(column totals added) .............. [x] $_119,000_
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D. FEDERAL SIGNATURE
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The issuer has duly caused this notice to be signed by the undersigned duly authorized person. If this notice is filed under Rule 505, the following signature constitutes an undertaking by the issuer to furnish to the U.S. Securities and Exchange Commission, upon written request of its staff, the information furnished by the issuer to any non-accredited investor pursuant to paragraph (b)(2) of Rule 502.
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Issuer (Print or Type)            Signature             Date
Ramsin Product Development, Inc.  /s/ Russell Sinacori  July 17, 1997
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Name of Signer (Print or Type)        Title of Signer (Print or Type)
Russell Sinacori                        President
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ATTENTION
Intentional misstatements or omissions of fact constitute federal criminal violations. (See 18 U.S.C. 1001.)
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 E. STATE SIGNATURE
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1. Is any party described in 17 CFR 230.262 presently subject to any of the disqualification provisions of such rule?
      ..................................................Yes[  ]No[ x]

See Appendix, Column 5, for state response.

2. The undersigned issuer hereby undertakes to furnish to any state administrator of any state in which this notice is filed, a notice on Form D (17
CFR 239,500) at such times as required by state law.
3. The undersigned issuer hereby undertakes to furnish to the state administrators, upon written request, information furnished by the issuer to offerees.
4. The undersigned issuer represents that the issuer is familiar with the conditions that must be satisfied to be entitled to the Uniform limited Offering
Exemption (ULOE) of the state in which this notice is
 filed and understands that
the issuer claiming the availability of this exemption has the burden of establishing that these conditions have been satisfied.

The issuer has read this notification and knows the contents to be true and has duly caused this notice to be signed on its behalf by the undersigned duly authorized person.
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Issuer (Print or Type)            Signature             Date
Ramsin Product Development, Inc.  /s/ Russell Sinacori  July 17, 1997
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Name of Signer (Print or Type)           Title (Print or Type)
Russell Sinacori                        President
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Instruction:
Print the name and title of the signing representative under his signature for the state portion of this form. One copy of every notice on Form D must be manually signed. Any copies not manually signed must be photocopies of the manually signed copy or bear typed or printed signatures.